Household Finance Corporation
Household Revolving Home Equity Loan
Revolving Home Equity Loan Asset Backed Certificates - Series 1995-1
P & S Agreement Date: May 1, 1995
Original Settlement Date: May 25, 1995
Series Number of Class A-1 Certificates: 441919AE7
Series Number of Class A-2 Certificates: 441919AF4
Original Sale Balance: $474,825,000

Servicer Certificate (Page 1 of 3)

Distribution Date:	11/20/2000

Investor Certificateholder Floating Allocation Percentage	85.41%
Investor Certificateholder Fixed Allocation Percentage	97.90%

Aggregate Amount of Collections	1,987,707.19
Aggregate Amount of Interest Collections	706,286.39
Aggregate Amount of Principal Collections	1,281,420.80

Class A Interest Collections	603,252.08
Class A Principal Collections	1,192,473.71
Seller Interest Collections	103,034.31
Seller Principal Collections	88,947.09

Weighted Average Loan Rate	14.79%
Net Loan Rate	13.79%

Weighted Average Maximum Loan Rate	19.61%

Class A-1 Certificate Rate	6.84%
Maximum Investor Certificate Rate	13.79%
Class A-1 Certificate Interest Distributed	276,390.27
Class A-1 Investor Certificate Interest Shortfall before Policy Draw	0.00
Unpaid Class A-1 Certificate Interest Shortfall Received	0.00
Unpaid Class A-1 Certificate Interest Shortfall Remaining	0.00
Unpaid Class A-1 Carryover Interest Amount	0.00

Class A-2 Certificate Rate	6.77%
Maximum Investor Certificate Rate	13.79%
Class A-2 Certificate Interest Distributed	12,028.75
Class A-2 Investor Certificate Interest Shortfall before Policy Draw	0.00
Unpaid Class A-2 Certificate Interest Shortfall Received	0.00
Unpaid Class A-2 Certificate Interest Shortfall Remaining	0.00
Unpaid Class A-2 Carryover Interest Amount	0.00

Maximum Principal Dist. Amount (MPDA)	1,254,568.63
Alternative Principal Dist. Amount (APDA)	1,192,473.71
Rapid Amortization Period? (Y=1, N=0)	0.00
Scheduled Principal Distribution Amount (SPDA)	1,192,473.71

Principal allocable to Class A-1	1,142,245.52
Principal allocable to Class A-2	50,228.19
SPDA deposited to Funding Account	0.00

Accelerated Principal Distribution Amount	0.00

APDA allocable to Class A-1	0.00
APDA allocable to Class A-2	0.00

Reimbursement to Credit Enhancer	0.00

Reduction in Certificate Principal Balance
due to Current Class A-1 Liquidation Loss Amount	26,668.16
Reduction in Certificate Principal Balance
due to Current Class A-2 Liquidation Loss Amount	1,172.68
Cumulative Investor Liquidation Loss Amount	27,840.84

Total Principal allocable to A-1	1,168,913.68
Total Principal allocable to A-2	51,400.87

Beginning Class A-1 Certificate Principal Balance	46,925,342.35
Beginning Class A-2 Certificate Principal Balance	2,063,348.84
Ending Class A-1 Certificate Principal Balance	45,756,428.67
Ending Class A-2 Certificate Principal Balance	2,011,947.97

Class A-1 Factor	0.1006023
Class A-2 Factor	0.1005974
Pool Factor (PF)	0.1217034

Servicer Certificate (Page 2 of 3)

Distribution Date:	11/20/2000

Retransfer Deposit Amount	0.00
Servicing Fees Distributed	42,842.73
Beg. Accrued and Unpaid Inv. Servicing Fees	0.00
Accrued and Unpaid Inv. Servicing Fees Recv'd	0.00
End. Accrued and Unpaid Inv. Servicing Fees	0.00

Aggregate Investor Liquidation Loss Amount	27,840.84
Investor Loss Reduction Amount	0.00

Beginning Pool Balance	60,192,226.64
Ending Pool Balance	58,967,400.34
Beginning Invested Amount	51,411,278.19
Ending Invested Amount	50,190,963.64
Beginning Seller Principal Balance	8,780,948.45
Ending Seller Principal Balance	8,776,436.70
Additional Balances	88,947.09

Beginning Funding Account Balance	0.00
Ending Funding Account Balance	0.00
Ending Funding Account Balance % (before any purchase of Subsequent Loans)	0.00%
Principal Balance of Subsequent Loans	0.00

Beginning Reserve Account Balance	1,211,294.00
Ending Reserve Account Balance	1,211,294.00

Beginning Seller Interest	14.5882%
Ending Seller's Interest	14.8835%

Delinquency & REO Status
30 - 59 days (Del Stat 3)
No. of Accounts	202
Trust Balance	5,807,630.79
60 - 89 days (Del Stat 4)
No. of Accounts	46
Trust Balance	1,189,905.43
90+ days (Del Stat 5+)
No. of Accounts	85
Trust Balance	2,252,501.74
270+ days (Del Stat 11+)
No. of Accounts	117
Trust Balance	3,777,819.73
REO
No. of Accounts	9
Trust Balance	230,083.10

Rapid Amortization Event ?	No
Failure to make payment within 5 Business Days of Required Date ?	No
Failure to perform covenant relating to Trust's Security Interest ?	No
Failure to perform other covenants as described in the Agreement ?	No
Breach of Representation or Warranty ?	No
Bankruptcy, Insolvency or Receivership relating to Seller ?	No
Subject to Investment Company Act of 1940 Regulation ?	No
Servicing Termination ?	No

Servicer Certificate (Page 3 of 3)

Distribution Date:	11/20/2000

Event of Default ?	No
Failure by Servicer to make payment within 5 Bus. Days of Required Date ?	No
Failure by Servicer to perform covenant relating to Trust's Security Interest ?	No
Failure by Servicer to perform other covenants as described in the Agreement?	No
Bankruptcy, Insolvency or Receivership relating to Master Servicer ?	No
Trigger Event ?	No

Policy Fee Distributed to Credit Enhancer (Paid directly from HFC)	N/A
Premium Distributed to Credit Enhancer	0.00
Amount Distributed to Seller	191,981.40
Master Servicer Credit Facility Amount	0.00
Guaranteed Principal Distribution Amount	0.00
Credit Enhancement Draw Amount	0.00

Application of Available Funds
Aggregate Amount of Collections	1,987,707.19
Deposit for principal not used to purchase subsequent loans

Servicing Fee	42,842.73
Prinicpal and Interest to Class A-1	1,445,303.95
Prinicpal and Interest to Class A-2	63,429.62
Seller's portion of Principal and Interest	191,981.40
Funds deposited into Funding Account (Net)	0.00
Funds deposited into Spread Account	0.00
Excess funds released to Seller	244,149.49
Total	1,987,707.19

OFFICERS'S CERTIFICATE
All computations reflected in this Servicer Certificate were made in conformity with the Pooling and Servicing Agreement.

The attached Servicing Certificate is true and correct in all material respects.

A Servicing Officer

Statement to Certificateholders (Page 1 of 2)

Distribution Date:	11/20/2000

INVESTOR CERTIFICATES DISTRIBUTION SUMMARY (PER $1000)

Class A Certificateholder Floating Allocation Percentage	85.4118%
Class A Certificateholder Fixed Allocation Percentage	97.9045%

Beginning Class A-1 Certificate Balance	46,925,342.35
Beginning Class A-2 Certificate Balance	2,063,348.84

Class A-1 Certificate Rate	6.84000%
Class A-2 Certificate Rate	6.77000%
Class A-1 Certificate Interest Distributed	0.607685
Class A-2 Certificate Interest Distributed	0.601438
Class A-1 Certificate Interest Shortfall Distributed	0.000000
Class A-2 Certificate Interest Shortfall Distributed	0.000000
Remaining Unpaid Class A-1 Certificate Interest Shortfall	0.000000
Remaining Unpaid Class A-2 Certificate Interest Shortfall	0.000000

Rapid Amortization Event ?	No
Class A-1 Certificate Principal Distributed	2.570030
Class A-2 Certificate Principal Distributed	2.570043
Maximum Principal Distribution Amount	2.642171
Scheduled Principal Distribution Amount (SPDA)	2.511396
Accelerated Principal Distribution Amount	0.000000
Aggregate Investor Liquidation Loss Amount Distributed	0.058634

Total Amount Distributed to Certificateholders	3.177452

Principal Collections deposited into Funding Account	0.00
Ending Funding Account Balance	0.00

Ending Class A-1 Certificate Balance	45,756,428.67
Ending Class A-2 Certificate Balance	2,011,947.97

Class A-1 Factor	0.1006023
Class A-2 Factor	0.1005974
Pool Factor (PF)	0.1217034

Unreimbursed Liquidation Loss Amount	0.00
Accrued Interest on Unreimbursed Liquidation Loss Amount	0.00
Accrued & Unpaid Interest on Unreimbursed Liquidation Loss Amount	0.00

Class A Servicing Fee	42,842.73

Beginning Invested Amount	51,411,278.19
Ending Invested Amount	50,190,963.64
Beginning Pool Balance	60,192,226.64
Ending Pool Balance	58,967,400.34

Credit Enhancement Draw Amount	0.00

Statement to Certificateholders (Page 2 of 2)

Distribution Date:	11/20/2000

DELINQUENCY & REO STATUS

30 - 59 days (Del Stat 3)
No. of Accounts	202
Trust Balance	5,807,630.79

60 - 89 days (Del Stat 4)
No. of Accounts	46
Trust Balance	1,189,905.43

90+ days (Del Stat 5+)
No. of Accounts	85
Trust Balance	2,252,501.74

REO
No. of Accounts	9
Trust Balance	230,083.10

Aggregate Liquidation Loss Amount for Liquidated Loans	32,596.00

Class A-1 Certificate Rate for Next Distribution Date	To be updated
Class A-2 Certificate Rate for Next Distribution Date	To be updated

Amount of any Draws on the Policy	0.00

Subsequent Mortgage Loans
No. of Accounts	0.00
Trust Balance	0.00